October 31, 2007

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

Supplement to the Statement of Additional Information dated October 1, 2007

The following information supersedes and replaces the third paragraph contained in the Statement of Additional Information under the heading “Description of The Fund – Certain Portfolio Securities - - California Municipal Bonds”:

Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the Federal alternative minimum tax (AMT). The Fund currently will not purchase Municipal Bonds including certain industrial development bonds and bonds issued after August 7, 1986 to finance “private activities,” the interest on which may constitute a “tax preference item” for purposes of the AMT even though the interest will continue to be fully tax-exempt for Federal income tax purposes. The Fund intends to change its name, effective on or about January 1, 2008, to Dreyfus Premier California AMT Tax-Free Bond Fund, Inc.